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                                                                EXHIBIT 23.2

                   Consent of Independent Public Accountants

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated July 14, 1997, included in the Genesys Telecommunications Laboratories Corporation's Form 10-K as filed on September 29, 1997.

                            /s/ ARTHUR ANDERSEN LLP
                            -----------------------
                            ARTHUR ANDERSEN LLP

San Jose California
March 6, 1998